EXHIBIT 99.1
On June 30, 2026, Ashford Hospitality Trust, Inc. (“Ashford Trust” or the “Company”) completed the sale of the 351-room Hyatt Regency Savannah located in Savannah, Georgia (“Hyatt Savannah”) for total consideration of approximately $157.6 million in cash, net of selling expenses. Additionally, the Company paid approximately $159.0 million to the mortgage lender. The mortgage loan is secured by 16 hotels including the Hyatt Savannah.
The following unaudited pro forma financial information of the Company, as of and for the three months ended March 31, 2026, and for the year ended December 31, 2025, has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the disposition occurred on the date indicated or what may result in the future. The unaudited pro forma consolidated balance sheet assumes the disposition closed on March 31, 2026. The unaudited pro forma consolidated statements of operations for the year ended December 31, 2025, and the three months ended March 31, 2026, assumes the disposition closed on January 1, 2025. The unaudited pro forma financial information of the Company reflects the removal of the assets and liabilities of the Hyatt Savannah and its results of operations, which contains a non-recurring gain associated with the disposition of the hotel property. The pro forma gain and the related tax effects resulting from the disposition of the Hyatt Savannah are preliminary. Therefore, the actual results may differ from the amounts reflected in the pro forma financial statements. There are no other non-recurring items associated with the transaction.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
March 31, 2026
(in thousands, except share and per share amounts)

	Ashford Trust Consolidated Historical (A)	Hyatt Savannah (B)	Adjustments		Ashford Trust Consolidated Pro Forma
ASSETS
Investments in hotel properties, gross ($82,787 attributable to VIEs)	$2,617,922	$88,993	$—		$2,528,929
Accumulated depreciation ($(6,594) attributable to VIEs)	(810,924)	(23,205)	—		(787,719)
Investments in hotel properties, net ($76,193 attributable to VIEs)	1,806,998	65,788	—		1,741,210
Contract asset	335,979	—	—		335,979
Cash and cash equivalents ($1,011 attributable to VIEs)	78,042	7,051	157,567	(C) (i)	79,781
			10,197	(C) (i)
			(158,974)	(C) (ii)
Restricted cash ($4,203 attributable to VIEs)	141,203	5,716	—		135,487
Accounts receivable ($170 attributable to VIEs), net of allowance of $435	43,426	1,960	—		41,466
Inventories ($34 attributable to VIEs)	3,106	117	—		2,989
Notes receivable, net	12,486	—	—		12,486
Investments in unconsolidated entities	7,063	—	—		7,063
Deferred costs, net ($79 attributable to VIEs)	1,210	—	—		1,210
Derivative assets	1,212	—	—		1,212
Operating lease right-of-use assets	41,035	105	—		40,930
Prepaid expenses and other assets ($153 attributable to VIEs)	53,235	1,264	—		51,971
Due from third-party hotel managers	24,535	—	—		24,535
Assets held for sale	55,779	—	—		55,779
Total assets	$2,605,309	$82,001	$8,790		$2,532,098
LIABILITIES AND EQUITY/DEFICIT
Liabilities:
Indebtedness, net ($15,910 attributable to VIEs)	$2,287,163	$62,259	$(96,715)	(C) (ii)	$2,128,189
Debt associated with hotels in receivership	252,000	—	—		252,000
Finance lease liability	17,417	—	—		17,417
Accounts payable and accrued expenses ($15,427 attributable to VIEs)	140,837	4,292	—		136,545
Accrued interest payable ($151 attributable to VIEs)	31,787	312	—		31,475
Accrued interest associated with hotels in receivership	83,979	—	—		83,979
Dividends and distributions payable	4,247	—	—		4,247
Due to Ashford Inc., net	65,638	172	—		65,466
Due to related parties, net ($3,517 attributable to VIEs)	12,319	—	—		12,319
Due to third-party hotel managers	1,306	338	—		968
Operating lease liabilities	44,042	111	—		43,931
Other liabilities ($28,919 attributable to VIEs)	36,695	—	—		36,695
Liabilities related to assets held for sale	66,613	—	—		66,613
Total liabilities	3,044,043	67,484	(96,715)		2,879,844
Commitments and contingencies
Redeemable noncontrolling interests in operating partnership	19,945	—	—		19,945
Series J Redeemable Preferred Stock, $0.01 par value, 7,684,197 shares issued and outstanding at March 31, 2026	183,655	—	—		183,655
Series K Redeemable Preferred Stock, $0.01 par value, 731,102 shares issued and outstanding at March 31, 2026	18,591	—	—		18,591
Series L Redeemable Preferred Stock, $0.01 par value, 238,191 shares issued and outstanding at March 31, 2026	5,547	—	—		5,547
Series M Redeemable Preferred Stock, $0.01 par value, 550,888 shares issued and outstanding at March 31, 2026	13,831	—	—		13,831
Equity (deficit):
Preferred stock, $0.01 par value, 55,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,111,127 shares issued and outstanding at March 31, 2026	11	—	—		11
Series F Cumulative Preferred Stock, 1,037,044 shares issued and outstanding at March 31, 2026	10	—	—		10
Series G Cumulative Preferred Stock, 1,470,948 shares issued and outstanding at March 31, 2026	15	—	—		15
Series H Cumulative Preferred Stock, 1,037,956 shares issued and outstanding at March 31, 2026	10	—	—		10
Series I Cumulative Preferred Stock, 1,034,303 shares issued and outstanding at March 31, 2026	11	—	—		11
Common stock, $0.01 par value, 395,000,000 shares authorized, 6,476,491 shares issued and outstanding at March 31, 2026	65	—	—		65
Additional paid-in capital	2,402,044	14,517	66,579	(C) (i)	2,402,044
			10,197	(C) (i)
			(62,259)	(C) (ii)
Accumulated deficit	(3,097,325)	—	90,988	(C) (i)	(3,006,337)
Total stockholders’ equity (deficit) of the Company	(695,159)	14,517	105,505		(604,171)
Noncontrolling interest in consolidated entities	14,856	—	—		14,856
Total equity (deficit)	(680,303)	14,517	105,505		(589,315)
Total liabilities and equity/deficit	$2,605,309	$82,001	$8,790		$2,532,098
See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(A)Represents the historical consolidated balance sheet of Ashford Trust as of March 31, 2026, as reported in its Quarterly Report on Form 10-Q, filed on May 14, 2026.
(B)Represents the removal of the historical balance sheet of the Hyatt Savannah as of March 31, 2026.
(C)Represents adjustments for Ashford Trust’s disposition of the Hyatt Savannah as of March 31, 2026, which includes: (i) an adjustment for the cash consideration received of approximately $157.6 million, net of selling expenses and cash received for hotel net working capital and (ii) the cash paid to repay the mortgage loan partially secured by the Hyatt Savannah.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2025
(in thousands, except per share amounts)

	Ashford Trust Consolidated Historical (A)	Hyatt Savannah (B)	Adjustments		Ashford Trust Consolidated Pro Forma
REVENUE
Rooms	$825,623	$23,773	$—		$801,850
Food and beverage	207,588	12,062	—		195,526
Other hotel revenue	69,643	4,532	—		65,111
Total hotel revenue	1,102,854	40,367	—		1,062,487
Other	1,534	—	—		1,534
Total revenue	1,104,388	40,367	—		1,064,021
EXPENSES
Hotel operating expenses:
Rooms	198,106	5,502	—		192,604
Food and beverage	139,828	7,075	—		132,753
Other expenses	392,070	9,549	—		382,521
Management fees	38,264	1,615	—		36,649
Total hotel expenses	768,268	23,741	—		744,527
Property taxes, insurance and other	59,793	2,242	—		57,551
Depreciation and amortization	141,295	2,945	—		138,350
Impairment charges	67,648	—	—		67,648
Advisory services fee	49,039	—	—		49,039
Corporate, general and administrative	20,783	—	—		20,783
Total operating expenses	1,106,826	28,928	—		1,077,898
Gain (loss) on consolidation of VIE and disposition of assets and hotel properties	79,799	—	90,988	(C) (i)	170,787
Gain (loss) on derecognition of assets	39,054	—	—		39,054
OPERATING INCOME (LOSS)	116,415	11,439	90,988		195,964
Equity in earnings (loss) of unconsolidated entities	(325)	—	—		(325)
Interest income	4,739	—	—		4,739
Interest expense and amortization of discounts and loan costs	(256,229)	(5,751)	—		(250,478)
Interest expense associated with hotels in receivership	(39,038)	—	—		(39,038)
Write-off of premiums, loan costs and exit fees	(8,853)	(154)	—		(8,699)
Gain (loss) on extinguishment of debt	335	—	—		335
Realized and unrealized gain (loss) on derivatives	(5,346)	—	—		(5,346)
INCOME (LOSS) BEFORE INCOME TAXES	(188,302)	5,534	90,988		(102,848)
Income tax (expense) benefit	143	—	—		143
NET INCOME (LOSS)	(188,159)	5,534	90,988		(102,705)
(Income) loss attributable to noncontrolling interest in consolidated entities	5,058	—	—		5,058
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	3,262	—	(1,222)	(C) (iii)	2,040
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(179,839)	5,534	89,766		(95,607)
Preferred dividends	(28,216)	—	—		(28,216)
Deemed dividends on redeemable preferred stock	(6,949)	—	—		(6,949)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(215,004)	$5,534	$89,766		$(130,772)
INCOME (LOSS) PER SHARE - BASIC:
Net income (loss) attributable to common stockholders	$(35.99)				$(21.89)
Weighted average common shares outstanding—basic	5,974				5,974
INCOME (LOSS) PER SHARE - DILUTED:
Net income (loss) attributable to common stockholders	$(35.99)				$(21.89)
Weighted average common shares outstanding—diluted	5,974				5,974
See accompanying notes.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Three Months Ended March 31, 2026
(in thousands, except per share amounts)

	Ashford Trust Consolidated Historical (A)	Hyatt Savannah (B)	Adjustments		Ashford Trust Consolidated Pro Forma
REVENUE
Rooms	$200,025	$5,867	$—		$194,158
Food and beverage	51,570	2,969	—		48,601
Other hotel revenue	15,983	1,168	—		14,815
Total hotel revenue	267,578	10,004	—		257,574
Other	154	—	—		154
Total revenue	267,732	10,004	—		257,728
EXPENSES
Hotel operating expenses:
Rooms	46,190	1,326	—		44,864
Food and beverage	34,383	1,789	—		32,594
Other expenses	91,273	2,453	—		88,820
Management fees	9,284	400	—		8,884
Total hotel expenses	181,130	5,968	—		175,162
Property taxes, insurance and other	14,894	570	—		14,324
Depreciation and amortization	32,006	699	—		31,307
Impairment charges	112,649	—	—		112,649
Advisory services fee	20,023	—	—		20,023
Corporate, general and administrative	1,602	—	—		1,602
Total operating expenses	362,304	7,237	—		355,067
Gain (loss) on disposition of assets and hotel properties	100,030	—	—		100,030
Gain (loss) on derecognition of assets	7,790	—	—		7,790
OPERATING INCOME (LOSS)	13,248	2,767	—		10,481
Equity in earnings (loss) of unconsolidated entities	(202)	—	—		(202)
Interest income	922	—	—		922
Other income (expense)	3,223	—	—		3,223
Interest expense and amortization of discounts and loan costs	(73,554)	(1,153)	—		(72,401)
Interest expense associated with hotels in receivership	(7,820)	—	—		(7,820)
Write-off of premiums, loan costs and exit fees	(1,254)	(36)	—		(1,218)
Gain (loss) on extinguishment of debt	(25)	—	—		(25)
Realized and unrealized gain (loss) on derivatives	757	—	—		757
INCOME (LOSS) BEFORE INCOME TAXES	(64,705)	1,578	—		(66,283)
Income tax (expense) benefit	(752)	—	116	(C) (ii)	(636)
NET INCOME (LOSS)	(65,457)	1,578	116		(66,919)
(Income) loss attributable to noncontrolling interest in consolidated entities	655	—	—		655
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,030	—	21	(C) (iii)	1,051
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(63,772)	1,578	137		(65,213)
Preferred dividends	(2,714)	—	—		(2,714)
Deemed dividends on redeemable preferred stock	(4,600)	—	—		(4,600)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(71,086)	$1,578	$137		$(72,527)
INCOME (LOSS) PER SHARE - BASIC:
Income (loss) attributable to common stockholders	$(11.03)				$(11.26)
Weighted average common shares outstanding—basic	6,442				6,442
INCOME (LOSS) PER SHARE - DILUTED:
Income (loss) attributable to common stockholders	$(11.03)				$(11.26)
Weighted average common shares outstanding—diluted	6,442				6,442
See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(A)Represents the historical consolidated statement of operations of Ashford Trust for the year ended December 31, 2025, as reported in its Annual Report on Form 10-K for the year ended December 31, 2025, filed on March 23, 2026 and the historical consolidated statement of operations of Ashford Trust for the three months ended March 31, 2026, as reported in its Quarterly Report on Form 10-Q for the three months ended March 31, 2026, filed on May 14, 2026.
(B)Represents the removal of the historical consolidated statements of operations of the Hyatt Savannah for the year ended December 31, 2025 and the three months ended March 31, 2026.
(C)Represents adjustments for the Company’s sale of the Hyatt Savannah, which includes: (i) the estimated non-recurring gain on the disposition of the Hyatt Savannah for the year ended December 31, 2025; (ii) an adjustment for the estimated tax effect of the hotel no longer being part of the consolidated group for the three months ended March 31, 2026; and (iii) the net (income) loss allocated to redeemable noncontrolling interests in operating partnership related to the disposition of the Hyatt Savannah, including the estimated non-recurring gain for the year ended December 31, 2025, based on an ownership percentage of 1.43% for the year ended December 31, 2025 and 1.43% for the three months ended March 31, 2026. There was no material estimated tax effect of the hotel no longer being part of the consolidated group for the year ended December 31, 2025. The pro forma gain resulting from the disposition of the Hyatt Savannah is preliminary. The actual results may differ from the amounts reflected in the pro forma financial statements.